Ohio National Fund, Inc.

Supplement dated March 22, 2023

to the Summary Prospectus dated April 29, 2022

The following supplements and amends the summary prospectus dated April 29, 2022, as previously amended:

ON U.S. Low Volatility Portfolio (the "Portfolio")

Dr. Ryan Stever, Ph.D., has replaced Dr. Vassilios Papathanakos, Ph.D., as co-manager of the Portfolio. Accordingly, all references to Dr. Papathanakos throughout the prospectus are deleted, and information regarding the management of the Portfolio is amended as follows:

The paragraph under the heading "Management" is stricken in its entirety and replaced with the following paragraph:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Intech serves as the investment sub-adviser for the Portfolio. Intech has been a sub-adviser for the Portfolio since August 2022 and prior to that was a sub-subadviser for the Portfolio under a sub-subadvisory agreement with the Portfolio's former sub-adviser since June 2021. Adrian Banner, Ph.D., Chief Investment Officer of Intech, and Ryan Stever, Ph.D., Deputy Chief Investment Officer of Intech, have been portfolio managers of the Portfolio since June 2021 and September 2022, respectively.

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Please retain this supplement with your Prospectus for future reference.